June 29, 2020 lululemon to acquire MIRROR

This presentation includes statements relating to the acquisition and the Company's business plans, objectives, and expected results that are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. In many cases, you can identify forward- looking statements by terms such as "may," "will," "should," "expects," "plans," "anticipates," "outlook," "believes," "intends," "estimates," "predicts," "potential" or the negative of these terms or other comparable terminology. These statements are based on management's current expectations but they involve a number of risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in the forward-looking statements as a result of risks and uncertainties, which include, without limitation: that the potential benefits and synergies sought in the acquisition may not be fully realized, if at all; that the Company may need to use significant resources to respond to a resurgence in COVID-19 cases; that the Company will incur significant costs in connection with the acquisition, which could limit its operating flexibility and ability to take responsive actions to current and future economic uncertainty; that the Company's current management team has limited experience in addressing the challenges of integrating the management teams, strategies, cultures and organizations of the two companies; that the acquisition may not be well received by customers or employees of the two companies; that the acquisition may not be completed in a timely manner or at all; and other risks and uncertainties set out in filings made from time to time with the United States Securities and Exchange Commission and available at www.sec.gov, including, without limitation, its most recent reports on Form 10-K and Form 10-Q. You are urged to consider these factors carefully in evaluating the forward-looking statements contained herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by these cautionary statements. The forward-looking statements made herein speak only as of the date of this press release and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances, except as may be required by law.

There’s something special about lululemon—a well-informed intuition We listen deeply to our guests, ambassadors, and our collective We developed our five-year vision and strategy understanding the future, and the opportunity to: - Integrate both digital and physical experiences - Recognize the power of versatile sweat activities - Bring together physical, social and emotional health Our five-year strategic roadmap was built around these premises. We have invested in this future -- through omni experiences, our partnership with MIRROR in 2019, digital sweat offerings, and a dynamic channel infrastructure We are seeing these trends accelerate to create a structural change, and we’re ready MIRROR is an important step in our strategy and creating the future of the sweatlife

MIRROR overview Known for Innovative in-home interactive fitness studio experience Versatile fitness and activity offering Energized community and influencer buzz Powerful and scalable content platform What they’re doing well Lean and efficient revenue-generating operating model Compelling value proposition Strong online channel sales and marketing lululemon + MIRROR partnership lululemon made initial investment in MIRROR in mid-2019 MIRROR launched Meditation content vertical with lululemon Global Ambassador Gabby Bernstein in January

MIRROR overview: Key stats 2018 Launched Sept 2018 in NY by Brynn Putnam $100M+ 2020 revenue 100 run rate ‘MIRROR fitness’ search trend 50 Google trends: Level of interest in US past 2 years 50% Female / male demographic 0 3/4/2018 3/11/2018 3/18/2018 3/25/2018 4/1 /2018 4/8/ 2018 4/1 5/2018 4/22/201 8 4/29/ 2018 70+ 5/6/ 2018 5/13/2018 5/20/ 201 8 New classes 5/27/2018 6/3/ 201 8 6/1 0/2018 per week 6/1 7/2018 6/24/ 2018 7/1/2018 7/8/2018 7/15/2018 20187/22/2018 7/29/201 8 8/5/201 8 8/12/2018 8/1 9/2018 40+ 8/26/201 8 9/2/201 8 9/9/ 2018 Class types 9/1 6/2018 9/23/201 8 9/30/ 2018 10/ 7 /2018 10/ 14/201 8 10/ 21/201 8 10/ 28/2018 11 /4/201 8 11 /11 /2018 11 /18/ 20 18 11 /25/2018 12/2/ 20 18 12/9/ 2018 10% 12/1 6/2018 12/23/201 8 Familiar with 12/30/ 2018 1/ 6/2019 1/ 13/2019 1/ 20 /2019 1/ 27/ 20 19 product 2/3/2019 2/10/2019 2/17/2019 2/24/2019 3/3/2019 3/10/2019 3/17/2019 3/24/2019 3/31/2019 4/7/201 9 4/1 4/2019 4/21 /2019 Trendline 4/28/201 9 5/5/201 9 5/12/2019 5/1 9/2019 5/26/201 9 6/2/201 9 6/9/ 2019 6/1 6/2019 6/23/201 9 2019 6/30/ 2019 7/7/2019 7/14/2019 7/21/2019 7/28/2019 8/4/ 2019 8/11/201 9 8/18/2019 8/25/201 9 9/1 /2019 9/8/ 2019 9/1 5/2019 9/22/201 9 9/29/201 9 10/ 6/2019 10/ 13/201 9 10/ 20/2019 10/ 27/ 2019 11 /3/2019 11 /10/ 2019 11 /17 /201 9 11 /24/2019 12/1 /2019 12/8/ 2019 12/1 5/2019 12/22/201 9 12/29/ 2019 1/ 5/2020 1/ 12/2020 1/ 19/2020 20201/ 26/2020 2/2/2020 2/9/2020 2/16/ 2020 2/23/2020

Our Vision Be the experiential brand that ignites a community of people living the sweatlife through sweat, grow and connect

The Power Innovative products Omni guest experiences Expand markets of Three Men’s: Digital: International: double double quadruple

Omni guest 1 Support our experience and community vision To foster connection among digital sweatlife Digital content is people in the practice of the changing how and sweatlife, inspired by our have been key where our guests sweat, ambassadors, in a seamless to our strategic grow and connect physical and digital journey 2 Scale the sweatlife Reach more of our guests roadmap and future guests with the power of our community 3 Bolster our Digital content is competitive advantage changing studio and Modernize our grass roots trainer models for our marketing Ambassadors 4 Accelerate Membership growth Integrate a digital solution to enable faster expansion

MIRROR unlocks A place in the home Daily mindshare Platform for ambassadors the ecosystem Versatile + immersive of our omni hardware in-home assets to create new sweatlife experiences Open + curated Community platform MIRROR gains access to our guests + members MIRROR gains our trusted lens to curation Physical infrastructure Ambassadors MIRROR gains access to MIRROR can be used to further connect our ambassadors for to physical: events, experiential stores, content creation local studios

Synergies with MIRROR and lululemon What we can bring to MIRROR What MIRROR can bring to lululemon Access to our large, growing and loyal guests Expand and innovate our omni guest experiences Leverage distribution channels to scale growth Dynamic platform to enhance and scale Utilize marketing channels to lower guest guest offerings acquisition costs Accelerate monetization of digital sweat Expand talent through our unique Ambassador community Create immediate revenue stream with a path to profitability Reduce consideration barriers with strong brand credibility Amplify lululemon ambassadors and creates community Lead generation from our most engaged guests Establish product integration opportunities

Deal related financials MIRROR: on track to generate in excess of $100 million in Purchase price revenue in 2020. $500 million* Transaction is modestly Financing dilutive in 2020 and modestly Paid from the company’s profitable in 2021 (excluding $1.5 billion of liquidity deal related costs) >$800 million cash, $400 million existing revolver, $300 million new revolver No change to the revenue or EPS outlook we provided on our Q1 conference call. Closing Within the next 1-2 weeks *Subject to certain adjustments at closing.

Summary MIRROR brings a content platform that connects our sweatlife ecosystem, and integrates our strong assets MIRROR allows us to offer new omni experiences to our guest and support them to live the sweatlife in new ways lululemon can bring significant awareness to MIRROR, through our marketing and distribution channels: helping them grow and reduce customer acquisition costs Our vision and Power of Three plan has not changed: MIRROR growth adds to the potential We have the financial strength and liquidity to complete this transaction and continue to run our business day to day and plan for contingencies